UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2019

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 1, 2019, the Compensation Committee of the Board of Directors of SYNNEX Corporation granted under SYNNEX’ long-term incentive program the following performance-based restricted stock units (“RSUs”) to the following executive officers (each, an “Officer”).

Officer	Number of Shares Underlying RSU
Dennis Polk	14,482
Chris Caldwell	9,868
Michael Urban	9,450
Peter Larocque	9,268
Marshall Witt	4,290
Simon Leung	2,660

(Messrs. Polk, Larocque, Caldwell and Witt are current executive officers who were named in SYNNEX’ 2018 annual meeting proxy statement, and Mr. Urban was appointed President of Worldwide Technology Solutions Distribution of SYNNEX effective February 1, 2019.)

The RSUs will vest based upon (1) the achievement, on a cumulative basis, of the minimum threshold financial performance measure based on a formula derived from earnings per share (“EPS Formula”) target performance and (2) the achievement of an average return on invested capital (“ROIC”) target performance, with both performance metrics measured over a 3-year period ending November 30, 2021. The minimum threshold EPS Formula target performance percentage is 75% and the maximum target performance percentage is 166.7% for each Officer. The actual number of RSUs, if the applicable minimum threshold EPS Formula percentage is met, will vest on a sliding scale of the EPS Formula target performance percentage actually achieved. The resulting number of shares that will vest based on the EPS Formula metric will then be adjusted by a percentage increase or decrease corresponding with SYNNEX’ performance as measured by the ROIC performance percentages, but in no event will an Officer be entitled to receive more than the number of shares set forth in the table above (the “Maximum Amount”). If the minimum threshold EPS Formula target performance is not achieved, no RSUs will vest, regardless of the achievement of the ROIC performance.

At 100% target EPS Formula and ROIC performance, the Officers’ RSUs will vest as to 50% of the Maximum Amount. Any unvested shares underlying the RSUs will not vest and will be canceled. In addition, the vesting of the RSUs is contingent upon the Officer still being employed by SYNNEX on the date of vesting. In the event of an Officer’s death prior to the vesting date, SYNNEX will transfer to such Officer’s estate the number of shares that would have vested on or prior to such Officer’s death.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2019

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary